UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019
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Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Penn Square
Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50	FULT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2019, the shareholders of Fulton Financial Corporation (“Fulton”) approved the Amended and Restated Directors’ Equity Participation Plan as described in Item 5.07 below. Fulton’s Board of Directors previously had approved such Amended and Restated Directors’ Equity Participation Plan, subject to shareholder approval. The description of the Amended and Restated Directors’ Equity Participation Plan contained in Proposal 2 in Fulton’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 2, 2019, is incorporated by reference herein. Such description is qualified in its entirety by reference to the Amended and Restated Directors’ Equity Participation Plan, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

At Fulton’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 21, 2019, Albert Morrison III and R. Scott Smith, Jr. did not stand for re-election to Fulton’s Board of Directors. Mr. Morrison and Mr. Smith had reached the mandatory retirement age of seventy-two (72) years set forth in Fulton’s Corporate Governance Guidelines prior to the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Fulton held its Annual Meeting on Tuesday, May 21, 2019 at 10:00 a.m. Eastern Time. At the Annual Meeting Fulton’s shareholders voted on the four matters described in the Proxy Statement, which consisted of:

(1)	ELECTION OF DIRECTORS. The election of fourteen (14) director nominees to serve for one-year terms;

(2)	DIRECTOR COMPENSATION PLAN. A resolution to approve the Amended and Restated Directors’ Equity Participation Plan;

(3)	EXECUTIVE COMPENSATION PROPOSAL. A non-binding say on pay (“Say-on-Pay”) resolution to approve the compensation of the named executive officers for 2018; and

(4)	RATIFICATION OF INDEPENDENT AUDITOR. The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2019.

The number of votes cast for or against at the Annual Meeting, as well as the number of abstentions and broker non-votes, as to each such matter, are set forth in the tables below. The percentages below includes votes for and votes against, but do not include votes abstained and broker non-votes.

Proposal 1 - Election of Directors - The fourteen (14) director nominees named in the Proxy Statement were elected by Fulton’s shareholders at the Annual Meeting, as set forth below:

2019 Nominees	# Votes	Voted	# Votes	Voted	# Votes	# Broker
	For	For %	Against	Against %	Abstain	Non-Votes
Jennifer Craighead Carey	119,040,073	98.73%	1,528,300	1.27%	693,028	23,138,694
Lisa Crutchfield	119,667,376	99.23%	922,646	0.77%	671,379	23,138,694
Denise L. Devine	119,509,558	99.12%	1,062,194	0.88%	689,649	23,138,694
Steven S. Etter	119,874,192	99.23%	930,736	0.77%	456,473	23,138,694
Patrick J. Freer	119,045,308	98.56%	1,741,363	1.44%	474,730	23,138,694
Carlos E. Graupera	119,576,403	99.02%	1,187,877	0.98%	497,121	23,138,694
George W. Hodges	118,946,706	98.48%	1,835,659	1.52%	479,036	23,138,694
James R. Moxley III	119,770,810	99.18%	992,869	0.82%	497,722	23,138,694
Curtis J. Myers	118,811,308	98.35%	1,991,247	1.65%	458,846	23,138,694
Scott A. Synder	119,719,241	99.11%	1,076,460	0.89%	465,700	23,138,694
Ronald H. Spair	119,753,262	99.18%	994,813	0.82%	513,326	23,138,694
Mark F. Strauss	119,689,748	99.10%	1,085,323	0.90%	486,330	23,138,694
Ernest J. Waters	119,662,513	99.08%	1,107,471	0.92%	491,417	23,138,694
E. Philip Wenger	117,594,322	97.34%	3,217,842	2.66%	449,237	23,138,694

Proposal 2 - Director Compensation Plan - The Amended and Restated Directors’ Equity Participation Plan included in the Proxy Statement was approved by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes	Votes	# Votes	Votes	# Votes	# Broker
For	For %	Against	Against %	Abstained	Non-Votes
114,977,141	95.97%	4,833,264	4.03%	1,450,996	23,138,694

Proposal 3 - Executive Compensation Proposal - The Say-on-Pay proposal included in the Proxy Statement was approved by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes	Votes	# Votes	Votes	# Votes	# Broker
For	For %	Against	Against %	Abstained	Non-Votes
116,898,544	97.57%	2,912,178	2.43%	1,450,679	23,138,694

Proposal 4 - Ratification of independent auditor– The appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2019 was ratified by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes	Votes	# Votes	Votes	# Votes	# Broker
For	For %	Against	Against %	Abstained	Non-Votes
141,780,959	98.76%	1,778,857	1.24%	840,279	0

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Directors’ Equity Participation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date: May 23, 2019	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Senior Executive Vice President and Chief Legal Officer